Exhibit 99.1
WM TECHNOLOGY, INC. ANNOUNCED ADJOURNMENT OF 2026 ANNUAL MEETING OF STOCKHOLDERS

IRVINE, Calif.-- (BUSINESS WIRE)-- June 24, 2026-- WM Technology, Inc. (“WM Technology” or the “Company”) (OTC: MAPS), a leading marketplace and technology solutions provider to the cannabis industry, today announced that the Company’s 2026 Annual Meeting of Stockholders (the “Annual Meeting”) held in virtual form on Wednesday, June 24, 2026 at 10:00 a.m. Pacific Time, was convened and adjourned until Thursday July 16, 2026 at 10:00 a.m. Pacific Time without any business being conducted. The Company adjourned the Annual Meeting for the purpose of allowing additional time for stockholders to vote on the proposal to amend the Company’s Certificate of Incorporation to declassify the Board of Directors of the Company (the “Board”) and to provide for the immediate annual election of all directors (the “Declassification Proposal”), as more fully described in the Company’s definitive proxy statement for the Annual Meeting, filed with the Securities and Exchange Commission (the “SEC”) on April 28, 2026 (the “Proxy Statement”). The business scheduled for the re-convened meeting remains the same as set forth in the Proxy Statement. The record date for the Annual Meeting continues to be the close of business on April 27, 2026.
At the re-convened meeting, stockholders of the Company will consider and vote to (i) approve the Declassification Proposal; (ii) approve, on a non-binding advisory basis, the compensation as disclosed in the Proxy Statement of the Company’s principal executive officer and its two most highly compensated executive officers (other than the Company’s principal executive officer) who were serving as the Company’s executive officers at the end of the last completed fiscal year for the year ended December 31, 2025; (iii) ratify the selection by the audit committee of the Board of Macias Gini & O’Connell LLP as the Company’s independent registered public accounting firm for the year ended December 31, 2026; (iv) (a) if the Declassification Proposal is not approved, elect the seven director nominees named in the Proxy Statement, each to serve until the 2027 annual meeting of stockholders, or until their successors are duly elected and qualified or until such director’s earlier death, disqualification, resignation or removal; or (b) if the Declassification Proposal is not approved, elect the three nominees for Class II directors named in the Proxy Statement, each to serve until the 2029 annual meeting of stockholders, or until their successors are duly elected and qualified or until such director’s earlier death, disqualification, resignation or removal; and (v) conduct any other business properly brought before the Annual Meeting.
If you have already voted your shares, you do not need to vote again, and the Company thanks you for your support. If you have voted against the Declassification Proposal or abstained, the Company urges you to reconsider your vote and vote in favor of the Declassification Proposal. The Board believes that the proposed declassification of the Board is in the best interests of the Company’s stockholders as it promotes board continuity, encourages long-term perspective by management and the Board, and increases accountability of directors to the Company’s stockholders. Additionally, the Board believes the proposed declassification would better align the Company’s governance with what is considered to be governance best practices by the investor community.
All stockholders of record as of April 27, 2026, who have not already done so are encouraged to vote on the proposals. Stockholders who have already voted need not take any further action.
The Company’s Board of Directors strongly recommends that stockholders vote “FOR” each of the proposals presented at the Annual Meeting.
The re-convened meeting will be held in a virtual format only via the Internet at www.virtualshareholdermeeting.com/MAPS2026.

Exhibit 99.1
About WM Technology
Founded in 2008, WM Technology operates Weedmaps, a leading cannabis marketplace for consumers, as well as a broad set of eCommerce and compliance software solutions for cannabis businesses and brands in U.S. state-legal markets. WM Technology holds a strong belief in the power of cannabis and the importance of enabling safe, legal access to consumers worldwide.
Over the past 18 years, the Weedmaps marketplace has become a premier destination for cannabis consumers to discover and browse cannabis-related products, access daily dispensary deals, order ahead for pick-up and delivery by participating retailers (where applicable) and learn about the plant. The Company also offers eCommerce-enablement tools designed to help cannabis retailers and brands reach consumers, create business efficiency, and manage industry-specific compliance needs.
Headquartered in Irvine, California, the Company is committed to advocating for full U.S. legalization, industry-wide social equity, and continued education about the plant through key partnerships and cannabis subject matter experts. Visit us at www.weedmaps.com.
Forward-Looking Statements
This press release includes “forward-looking statements” regarding the Company’s future business expectations which involve risks and uncertainties. Forward-looking statements may be identified by the use of words such as “estimate,” “plan,” “project,” “forecast,” “intend,” “will,” “expect,” “anticipate,” “believe,” “seek,” “target” or other similar expressions that predict or indicate future events or trends or that are not statements of historical matters. These forward-looking statements include, but are not limited to, the Company’s re-convened Annual Meeting. These statements are based on various assumptions, whether or not identified in this press release, and on the current expectations of the Company’s management and are not predictions of actual performance. These forward-looking statements are provided for illustrative purposes only and are not intended to serve as, and must not be relied on by any investor as, a guarantee, an assurance, a prediction or a definitive statement of fact or probability. Actual events and circumstances are difficult or impossible to predict and will differ from assumptions. Many actual events and circumstances are beyond the control of the Company. These forward-looking statements are subject to a number of risks and uncertainties, including those related market reactions or impacts resulting from the Company’s delisting of its Class A Common Stock and warrants from the Nasdaq Stock Market LLC and deregistration of its Class A Common Stock and warrants under Section 12(b) of the Securities Exchange Act of 1934, including the impact on the Company’s liquidity and the price of its Class A common stock; the Company’s ability to maintain its listing on the OTC Markets Group, Inc. (“OTC”); the possibility that trading in the Company’s securities on the OTC markets may be significantly less liquid and/or have greater price volatility; the Company’s financial and business performance, including key business metrics and any underlying assumptions thereunder; market opportunity and the Company’s ability to acquire new clients and retain existing clients; expectations and timing related to commercial product launches; success of the Company’s go-to-market strategy; the Company’s ability to scale its business and expand its offerings; the Company’s competitive advantages and growth strategies; the Company’s future capital requirements and sources and uses of cash; the impact of the material weaknesses in the Company’s internal controls and ability to remediate these material weaknesses in the timing the Company anticipates, or at all; the outcome of any known and unknown litigation and regulatory proceedings; changes in domestic and foreign business, market, financial, political and legal conditions; the effect of macroeconomic conditions, including but not limited to inflation, tariffs, public health crises, uncertain credit and global financial markets, past and potential future disruptions in access to bank deposits or lending commitments due to bank failures, current and potential future geopolitical events and military conflicts, and the occurrence of a catastrophic event, including but not limited to severe weather, war, or terrorist attack; future global, regional or local economic and market conditions affecting the cannabis industry; the development, effects and enforcement of and changes to laws and regulations, including with respect to the cannabis and hemp industries; the Company’s ability to successfully capitalize on new and existing cannabis markets, including its ability to successfully monetize its solutions in those markets; the Company’s ability to manage future growth; the Company’s ability to effectively anticipate and address changes in the end-user market in the cannabis industry; the Company’s ability to develop new products and solutions, bring them to market in a timely manner, and make enhancements to its platform; the Company’s ability to maintain and grow its two-sided marketplace, including its ability to acquire and retain paying clients; the Company’s ability to continue to collect on outstanding receivables; the Company’s ability to realize the expected benefits of any strategic

Exhibit 99.1
acquisitions; the effects of competition on the Company’s future business; the Company’s success in retaining or recruiting, or changes required in, officers, key employees or directors; cyber-attacks and security vulnerabilities; the possibility that the Company may be adversely affected by other economic, business or competitive and those factors discussed in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2025, filed with the SEC on March 12, 2026, the Company’s Quarterly Report on Form 10-Q for the fiscal quarter ended March 31, 2026, filed with the SEC on May 11, 2026, and any subsequent filings. If any of these risks materialize or these assumptions prove incorrect, actual results could differ materially from the results implied by these forward-looking statements. There may be additional risks that the Company does not presently know or that the Company currently believes are immaterial that could also cause actual results to differ from those contained in the forward-looking statements. In addition, forward-looking statements reflect the Company’s expectations, plans or forecasts of future events and views as of the date of this press release. The Company anticipates that subsequent events and developments will cause the Company’s assessments to change. However, while the Company may elect to update these forward-looking statements at some point in the future, the Company specifically disclaims any obligation to do so, except as required by law. These forward-looking statements should not be relied upon as representing the Company’s assessments as of any date subsequent to the date of this press release. Accordingly, undue reliance should not be placed upon the forward-looking statements.

Contacts
Investor Relations:
investors@weedmaps.com
Media Contract:
press@weedmaps.com